Exhibit 99.1

MarkWest Energy Partners 2010 Investor & Analyst Conference June 2, 2010 New York

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions.

Non-GAAP Measures Distributable Cash Flow and Adjusted EBITDA are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). In general, we define Distributable Cash Flow as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) amortization of deferred financing costs; (iii) non-cash (earnings) loss from unconsolidated affiliates; (iv) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (v) non-cash compensation expense; (vi) non-cash derivative activity; (vii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (viii) provision for deferred income taxes; (ix) cash adjustments for non-controlling interest in consolidated subsidiaries; (x) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xi) maintenance capital expenditures. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (v) non-cash derivative activity; (vi) non-cash compensation expense; (vii) provision for income taxes; (viii) adjustments for cash flow from unconsolidated affiliates; (ix) adjustment related to non-wholly owned subsidiaries; and (x) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Please see the Appendix for reconciliations of Distributable Cash Flow and Adjusted EBITDA to net income (loss), respectively.

Agenda MarkWest Overview Frank Semple Operations Overview . John Mollenkopf Growth and Expansion Opportunities Randy Nickerson Financial Overview . Nancy Buese Questions & Answers

MarkWest Overview Frank Semple

MarkWest Key Investment Considerations

High Quality / Diversified Assets

- Leading presence in five core natural gas producing regions of the U.S.
- Key long-term contracts with high-quality producers to develop the Marcellus Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation

Proven Track Record of Growth

- No incentive distribution rights, which drives a lower cost of capital
- Distributions have increased by 156% (13% CAGR) since IPO
- 11 acquisitions totaling ~$875 million since IPO
- Proven ability to expand organizational capabilities

Substantial Growth Opportunities

- 2010 growth capital forecast of $300 million to $350 million
- Growth projects are well diversified across the asset base and increase percentage of fee-based net operating margin
- Long-term organic growth opportunities focused on resource plays

Strong Financial Profile

- Committed to maintaining strong financial profile
  - Debt / book capitalization of approximately 45%
  - Debt / Adjusted EBITDA with Material Project Adjustments (MPAs) of approximately 3.9x
  - Adjusted EBITDA w/MPAs / Interest Expense of approximately 3.2x
  - Established relationships with joint venture partners, which provides capital flexibility

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Geographic Footprint NORTHEAST Appalachia Four processing plants with combined 330 MMcf/d processing capacity 24,000 Bbl/d NGL fractionation facility 260,000 barrel storage facility 80-mile NGL pipeline Michigan 250-mile interstate crude pipeline LIBERTY Marcellus 155 MMcf/d gathering capacity 155 MMcf/d cryogenic processing capacity SOUTHWEST East Texas 500 MMcf/d gathering capacity 280 MMcf/d cryogenic processing capacity Western Oklahoma 275 MMcf/d gathering capacity 160 MMcf/d cryogenic processing capacity Southeast Oklahoma 550 MMcf/d gathering capacity Centrahoma processing JV Arkoma Connector Pipeline JV GULF COAST Javelina Refinery off-gas processing, fractionation, and transportation

Growth Driven by Customer Satisfaction R A N G E RESOURCES Since 2006, MarkWest has Ranked # 1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

 MarkWest’s Commitment to Major Unconventional Resource Plays Map Source: RBC Capital Markets/RBC Richardson Barr U.S. Gas Resource Plays MarkWest’s Role in Emerging Resource Plays MarkWest is the largest gatherer in the Woodford with a system that covers more than 750 square miles of the core Woodford shale. MarkWest’s East Texas system covers more than 1,200 square miles of the Haynesville shale. MarkWest expanded its western Oklahoma system to gather significant new Granite Wash production in the Texas Panhandle. MarkWest Liberty is the largest gatherer and processor in the rich-gas area of the Marcellus Shale. Barnett Haynesville Fayetteville Woodford (Arkoma) Eagle Ford Granite Wash Marcellus/Huron Acquisitions Develop Emerging Resource Plays Build Base Production * Includes growth capital that has been funded or is expected to be funded through joint ventures and divestiture activities. 2004 2005 2006 2007 2008 2009 2010F Total Growth Capital Investment* 0 100 200 300 400 500 600

Strong Distribution Growth * Distributions have been annualized. 13% Compound Annual Distribution Growth since May 2002 IPO

Operations Overview John Mollenkopf

Overview Midstream services for over 2 BCF of gas per day Assets serving major producing basins including several of the new major resource plays in the United States Diverse contractual mix Philosophy Provide exceptional customer service Focus on growth Build efficient gathering systems and plants Maintain excellent safety and environmental record MarkWest Operations Overview and Philosophy

Energy Point Survey Providing quality midstream services for our customers is a top priority, and we are very proud of our ranking in the recent EnergyPoint Research Inc. Customer Satisfaction Survey. Ranked 1st or 2nd overall in 2006/2009 Midstream Services Customer Satisfaction Surveys Ranked in the top two in nearly every category in the 2009 survey, including a first-place ranking in the following categories for the Arkansas, Louisiana, and Texas regions: Engineering and Operations NGL-related services Gas purchasing, and Customer satisfaction

Historical Capital Spending Shifted our capital focus from acquisitions and base production expansion to organic growth projects in major resource plays beginning in 2006 Note: Includes growth capital that was funded or is expected to be funded through joint ventures. All capital associated with the SMR facility, which was sold during construction, has been excluded from the numbers. MarkWest Capital Spending

Diverse Gathering Volumes in Major Producing Basins MarkWest Gathered Volumes

Rich-Gas Economics R A N G E RESOURCES High - Value, Rich - Gas in the Marcellus Value of 1 Mcf Produced — Rich Gas vs. Dry Gas In the Marcellus, a typcial rich-gas well will generate up to 70% more in economic value than a typical dry-gas well. (Gross Value) Dry gas assumes 1,030 Btu/cf. Rich gas assumes 1,300 Btu/cf. Assumes TCO gas and NGL prices on April 14, 2010. “NGL Value” deducts typical processing, fractionation and transportation fees. Platts 3rd Annual Midstream Development & Management Conference 1 May 20, 2010

Segment Operating Income Note: adjusted for realized derivative activity.

Operating Segments – Contributions to Operating Income 2009 Actual Segment Operating Income 2010 Forecasted Segment Operating Income NOTE: We define Segment Operating Income as segment revenue less purchased product costs and facility expenses.

Diverse Contract Terms – Percentage by Contract Type 2010 Forecasted Net Operating Margin 2009 Actual Net Operating Margin Increasing Fee-based Percentage Over Time NOTE: Net Operating Margin is calculated as revenue less purchased product costs.

Southwest Segment East Texas, Western Oklahoma, and Southeast Oklahoma

Competitive advantages Located in prolific East Texas Basin Cotton Valley, Travis Peak and Pettit formations Haynesville Shale Currently gathering ~40 MMcf/d and expected to grow Multiple gas and NGL outlets to downstream markets Efficient low-pressure service Separate lean and rich systems Gathering 500 MMcf/d capacity (current throughput 430 MMcf/d) Gas processing 280 MMcf/d cryogenic gas plant East Texas and Other Southwest Overview LEGEND NGPL CEGT East Texas 11 gathering systems 4 Intrastate gas pipelines Appleby gathering system Travis Peak Haynesville/Bossier Shale HBP Other Southwest

Competitive advantages Located in prolific Anadarko Basin and the Granite Wash formation (in the Texas panhandle) Low and medium pressure service Modern highly fuel efficient and reliable with minimal losses Market Access Interconnects to Panhandle Eastern Pipeline (PEPL), ANR Pipeline System (ANR), CEGT, and NGPL Gathering system 275 MMcf/d current capacity More than 475 miles of pipe More than 50,000 hp of compression Gas processing plant 160 MMcf/d cryogenic gas plant Highly fuel efficient Western Oklahoma System Overview NGPL PIPELINE CEGT PIPELINE ANR PIPELINE PEPL PIPELINE GAS PROCESSING PLANT Granite Wash Arapaho Plant Foss Lake

Southeast Oklahoma System Overview

- **Competitive advantages**
  - Largest Woodford Shale Gathering System
  - Low pressure, highly reliable and fuel efficient
  - In excess of 160,000 dedicated acres in the Woodford Shale play and the Hartshorne coal bed methane (CBM) play
- **Market Access**
  - Interconnects to CEGT, CPFS, Enogex, and Arkoma Connector Pipeline with 1.3 Bcf/d of takeaway capacity
  - Arkoma Connector pipeline is a 50/50 joint venture with ArcLight Capital Partners and connects to Midcontinent Express and Gulf Crossing pipelines
- **Gathering system**
  - 550 MMcf/d capacity (currently flowing 540 MMcf/d)
    - Incremental expansions ongoing
  - More than 700 miles of mostly large diameter pipe
  - More than 23 compressor stations with 85,000 HP
- **Processing and treating capacity**
  - 80 MMcf/d of third-party, rich-gas processing capacity
  - Four CO_2 treating plants


McIntosh
Pittsburg
Atoka
Coal
Choctaw
Bryan
LEGEND
GAS / AMINE PLANT
COMPRESSOR STATION
CDP
COUNTY LINE
HIGHWAY
CPFS PIPELINE
CEGT PIPELINE
ARKOMA CONNECTOR PIPELINE
MEP PIPELINE
GULF CROSSING PIPELINE

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Gulf Coast Segment Javelina

Refinery off-gas processing 140 MMcf/d cryogenic gas plant produces NGLs and residue gas NGLs are fractionated and residue gas is returned to the refiners for fuel gas Hydrogen is separated from the off-gas through pressure swing absorption (PSA) process Fractionation 29,000 Bbl/d NGL fractionation capacity Products produced include ethylene, ethane, propane, propylene, mixed-butanes, and pentanes Hydrogen sales Javelina delivers high quality hydrogen to several refiners Steam Methane Reformer owned and operated by Air Products integrated with Javelina operations Javelina Processing Facility Overview Competitive advantages Javelina provides critical services for six refineries in Corpus Christi, Texas All refinery off-gas is committed to Javelina under long-term contracts Excellent relationships with refinery customers Efficient off-gas processing and fractionation facility Product pipelines to critical end markets

Northeast Segment Appalachia and Michigan

Appalachia Overview Competitive advantages MarkWest is the largest gas processor in the prolific Appalachian Basin, a critical source of natural gas and natural gas liquids to Northeastern markets, with more than 20 years of operational experience Gas processing capacity Approximately 330 MMcf/d current capacity Fractionation and storage capacity NGLs from four processing gas plants are shipped to Siloam for fractionation, storage, and marketing Siloam fractionation capacity of 24,000 Bbl/d Siloam produces purity propane, iso-butane, normal butane, and natural gasoline Storage capacity of approximately 260,000 barrels Propane storage capacity of more than 10 million gallons Vertical integration in the Appalachian basin is critical to success and has allowed us create a franchise position Strategic and longstanding marketing relationships with sales by truck, rail, and barge Processing + fractionation + storage + marketing = success in the Northeast

Liberty Segment

MarkWest Liberty Overview

- **Joint Venture with The Energy & Minerals Group**
  - Partners one of the best midstream companies with a strong financial partner that shares a common view towards the value of the Marcellus
- **Competitive advantages**
  - Significant first mover advantage in the prolific Marcellus Shale with key producer acreage dedications of up to 300,000 rich-gas acres
  - Critical gathering, processing, transportation, fractionation, and storage infrastructure
  - System and plants are new; highly fuel efficient with minimal losses
  - Extensive NGL marketing experience in the Northeast
- **Market Access**
  - Interconnected to Columbia Gas Transmission (CGT) and TEPPCO Products Pipeline
- **Low-pressure Gas Gathering system**
  - 155 MMcf/d gathering capacity
  - More than 80 miles of pipe and 25,000 hp of compression
- **Gas processing capacity**
  - 155 MMcf/d cryogenic processing capacity
  - 625 MMcf/d of cryogenic processing capacity by the end of 2011
- **NGL fractionation capacity**
  - 60,000 barrel per day fractionator will be online in mid 2011
  - Once complete, MarkWest Liberty will operate the largest NGL fractionation and logistics complex in the Northeastern United States



PENNSYLVANIA
Houston
WASHINGTON CO.
Majorsville
GREENE CO.
WEST VIRGINIA
MARKWEST GAS GATHERING PIPELINE
MARKWEST NGL PIPELINE
TEPPCO PRODUCTS PIPELINE
MARKWEST PROCESSING PLANT

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MARKWEST Energy Partners, L.P.

Liberty Marcellus Project Schedule

THE ENERGY & MINERALS GROUP

MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d


Ohio
Pennsylvania
West Virginia
RICH GAS
RICH GAS
DRY GAS
TEPPCO PRODUCTS PIPELINE

Gathering Facilities	
HP Pipelines (4Q09)	55 miles
HP Pipeline (4Q12)	150 – 175 miles
LP Pipelines (4Q09)	25 miles
LP Pipeline (4Q12)	70 – 80 miles
Compressor stations (4Q09)	10
Compressor stations (4Q12)	28 – 34
Compression (4Q09)	27,000 Hp
Compression (4Q12)	90,000 Hp

Houston Processing Complex	
Houston I (1Q09)	35 MMcf/d
Houston II (4Q09)	120 MMcf/d
Houston III (1H11)	200 MMcf/d
Houston IV (TBD)	200 MMcf/d

Houston Fractionation Complex	
Depropanizer (1Q09)	1,000 Bbl/day
Depropanizer (4Q09)	4,000 Bbl/day
Full Fractionation (2011)	60,000 Bbl/day
Butane isomerization (3Q11)	10,000 Bbl/day
Rail Loading (1Q11)	200 Rail Cars
Truck Loading (1Q10)	8 Bays
C3 Pipeline (1Q10)	TEPPCO Deliveries
NGL Storage	1.3 MBbls

Majorsville Processing Complex	
Majorsville I (3Q10)	120 MMcf/d
Majorsville II (3Q11)	150 MMcf/d
NGL Pipeline to Houston (3Q10)	

Smithfield Processing Complex	
Smithfield I (TBD)	120 MMcf/d
NGL Pipeline to Majorsville (TBD)	

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Houston Plant Site – June 2008

Houston Plant Site – September 2008

Houston Plant Site – September 2009

Majorsville Plant Site – May 2010

Operations Summary High-quality assets in Marcellus, Appalachia, Woodford, East Texas, Granite Wash, and Javelina Impressive and diverse customer base Diverse contractual mix with growing percentage of fee-based contracts Best-of-class operations and engineering teams that are focused on growth Exceptional customer service

Growth and Expansion Opportunities Randy Nickerson

 MarkWest’s Commitment to Major Unconventional Resource Plays Map Source: RBC Capital Markets/RBC Richardson Barr U.S. Gas Resource Plays MarkWest’s Role in Emerging Resource Plays MarkWest is the largest gatherer in the Woodford with a system that covers more than 750 square miles of the core Woodford shale. MarkWest’s East Texas system covers more than 1,200 square miles of the Haynesville shale. MarkWest expanded its western Oklahoma system to gather significant new Granite Wash production in the Texas Panhandle. MarkWest Liberty is the largest gatherer and processor in the rich-gas area of the Marcellus Shale. Barnett Haynesville Fayetteville Woodford (Arkoma) Eagle Ford Granite Wash Marcellus/Huron Acquisitions Develop Emerging Resource Plays Build Base Production * Includes growth capital that has been funded or is expected to be funded through joint ventures and divestiture activities. 2004 2005 2006 2007 2008 2009 2010F Total Growth Capital Investment* 0 100 200 300 400 500 600

Diverse Volume Growth Major Resource Plays Tight Sand MarkWest Gathered Volumes

Southwest Business Unit CEFS PIPELINE CEGT PIPELINE ARKOMA CONNECTOR PIPELINE MEP PIPELINE GULF CROSSING PIPELINE BTU Content Graphic Scale 900 988 1075 1162 1250 Woodford Shale MarkWest is the largest gatherer with a system that covers more than 750 square miles of the core Woodford shale There are thousands of additional well sites that are committed to or primarily served by MarkWest Woodford is leading most of the other shale plays in technological improvements

Woodford Shale MarkWest is the largest gatherer with a system that covers more than 750 square miles of the core Woodford shale There are thousands of additional well sites that are committed to or primarily served by MarkWest Woodford is leading most of the other shale plays in technological improvements East Texas / Haynesville MarkWest’s East Texas system covers more than 1,200 square miles of the Haynesville shale with more than 220,000 acres already dedicated to MarkWest New, highly efficient infrastructure fits shale production Much of the Haynesville acreage in our area is rich Southwest Business Unit Haynesville Bossier Shale

Southwest Business Unit Woodford Shale MarkWest is the largest gatherer with a system that covers more than 750 square miles of the core Woodford shale There are thousands of additional well sites that are committed to or primarily served by MarkWest Woodford is leading most of the other shale plays in technological improvements East Texas / Haynesville MarkWest’s East Texas system covers more than 1,200 square miles of the Haynesville shale with more than 220,000 acres already dedicated to MarkWest New, highly efficient infrastructure fits shale production Much of the Haynesville acreage in our area is rich Granite Wash Resource Play Up to seven different highly productive stacked zones Approximately half of the zones contain very rich gas Exceptionally productive wells Expansion into Oklahoma opens new opportunities

Long-term Appalachian History MarkWest is the largest gas processor and fractionator in the Appalachian Basin Total gas processing capacity of approximately 330 MMcf/d in the Appalachian Basin NGLs from four Appalachian processing gas plants are shipped to Siloam for fractionation, storage, and marketing Existing propane and heavier fractionation capacity of 24,000 Bbl/d Existing storage capacity of approximately 260,000 barrels NGL infrastructure creates a franchise position Long before the Marcellus was identified as an important new emerging shale play, we understood the importance of gas processing and NGL fractionation in the hydrocarbon-rich areas of Southwest PA

Vertical Integration is Essential NGL Value Chain Gauntlet

NGL Marketing in the Marcellus The Northeast provides premium markets for NGLs produced in the Marcellus; however, Must be able to produce purity products Must have marketing options including truck, rail, and pipeline options Storage is critical MarkWest Liberty can provide producers with all of these marketing services MarkWest has successfully marketed NGLs in Appalachia for more than 20 years

Strong Market for Marcellus NGLs in the Northeast Winter Propane Market vs MarketWest Production Summer Propane Market vs MarkWest Production Isobutane Refinery Market vs MarkWest Production Natural Gasoline Market vs MarkWest Production

MarkWest Liberty – Current Dry Gas Rich Gas 625 MMcf/d processing (mid 2011) ~100 miles of HP/LP gathering pipeline 60,000 bbl/d fractionation (mid 2011)

MarkWest Liberty – 2012

MarkWest Liberty – 2015

MarkWest Liberty – 2020

Marcellus Ethane MarkWest conducted a detailed analysis of the U.S. ethane markets in order to identify the best possible market for Marcellus Shale ethane A critical component of the analysis included in-depth discussions with key Marcellus ethane producers and large ethane consumers Louisiana was identified as the optimum market for significant new volumes of Marcellus Shale ethane Based on our discussions with Gulf Coast ethane consumers, the demand for ethane in Louisiana is between 60,000 Bbl/d and 120,000 Bbl/d MarkWest led the development of the Mariner Project, a joint effort with Sunoco Logistics (SXL), to deliver purity ethane to Louisiana markets The Mariner Project will support up to 2 BCF / day of rich-gas production by mid-2012 and can be expanded to support additional Marcellus production Key Marcellus producers, including Range Resources and Chesapeake, have agreed to support the Mariner Project as firm shippers We are negotiating with large ethane consumers in Louisiana regarding purchase price and contract structure for Marcellus ethane A purity-ethane project to the Gulf Coast will maximize producer economics

The Mariner Project

- MarkWest Liberty will construct a 45-mile liquid ethane pipeline
- Sunoco Logistics will convert its existing 250-mile, 8-inch refined products pipeline to liquid ethane service
  - The pipeline will have capacity of approximately 50,000 bbl/day
- Sunoco Logistics will construct refrigerated ethane store facilities and load it onto refrigerated LPG carriers
  - LPG carriers will transport the ethane to Gulf Coast markets
- Indicative tariff estimated at 75%-80% of pipeline projects
- The Mariner Project will be operational in early 2012 and can be cost effectively scaled



Sunoco 8" Pipeline
Sunoco Philadelphia Storage and Docks
New MarkWest Liberty Houston to Delmont Pipeline

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Financial Overview Nancy Buese

Financial Strategy Overview MarkWest is a growth MLP focused on generating strong financial returns and delivering long-term, sustainable distribution growth while maintaining an appropriate distribution coverage ratio Flexible and responsive to producer requirements Increasing percent of fee-based business Open to contract structures that allow for participation in NGL upside economics Maintain a solid inventory of quality growth projects that provide strategic value to producer customers Prioritization of projects based on operational and economic considerations Preserve a strong balance sheet to fund growth Maintain adequate liquidity to fund capital and operating requirements Utilize flexible financing strategies Timely funding of capital requirements using a combination of long-term debt and equity Consistent improvement in the metrics that drive credit ratings Recent credit ratings upgrades to Ba3 / BB- Disciplined execution of our hedging program

2010 Growth Capital Forecast 2010 growth capital forecast in a range of $300 million to $350 million Southwest Amine plant Haynesville gathering lines Compressor / pipeline additions New well connects Other expansion Liberty Rich gas gathering system Houston III processing plant Majorsville I processing plant Fractionation facility NGL Pipeline Railyard / truck loading facility

Risk Management Program We remain committed to the disciplined execution of our hedging program to manage the risk associated with commodity price exposure and to meet our distribution objectives Direct product and crude proxy hedges are executed on a 36-month time horizon using a combination of collars, swaps, and puts We conservatively set our hedge positions to ensure we have physical production to support our hedges The DCF sensitivity table that we publish each quarter reflects our current volume forecast and represents the impact of our hedge program The table provides a view of distribution coverage at a variety of crude prices and correlation assumptions

Risk Management Program Three months ended March 31, 2010 Net Operating Margin by Contract Type Three months ended March 31, 2010 Net Operating Margin including Hedges 2010 – 2013 Combined Hedge Percentage NOTE: For the quarter ended March 31, 2010. Net Operating Margin is calculated as revenue less purchased product costs.

Capital Structure ($ in millions) As of December 31, 2009 As of March 31, 2010 Pro forma As of March 31, 2010 Cash $ 97.8 $ 105.2 $ 194.2 Credit Facility (1) 59.3 53.0 - 6-7/8% Senior Notes due 2014 216.9 217.3 217.3 6-7/8% Senior Notes due 2014 120.7 121.7 121.7 8-1/2% Senior Notes due 2016 274.2 274.3 274.3 8-3/4% Senior Notes due 2018 498.9 499.0 499.0 Total Debt $ 1,170.0 $ 1,165.3 $ 1,112.3 Total Equity (2) $ 1,379.4 $ 1,407.2 $ 1,549.2 Total Capitalization $ 2,549.4 $ 2,572.5 $ 2,661.5 LTM Adjusted EBITDA (3) $ 279.2 $ 287.0 $ 287.0 Total Debt / Capitalization 46% 45% 42% Total Debt / LTM Adjusted EBITDA 4.2x 4.1x 3.9x Adjusted EBITDA / Interest Expense 3.0x 2.9x 2.9x Total Debt / LTM Adjusted EBITDA w/ Adjustment for Material Projects (MPAs) (4) 4.1x 3.9x 3.7x Adjusted EBITDA w/ MPAs / Interest Expense (4) 3.2x 3.2x 3.2x Pro forma Credit Facility assumes repayment from net proceeds of April 2010 equity offering of approximately $142 million. Pro forma Total Equity assumes net proceeds from April 2010 equity offering. Adjusted EBITDA calculated in accordance with Credit Facility covenants; See Appendix for reconciliation of Adjusted EBITDA to net income (loss). Adjusted EBITDA w/ MPAs and leverage and interest coverage ratios are calculated in accordance with Credit Facility covenants.

Capital Markets and Liquidity Update As of March 31, 2010, MarkWest had ~$395 million of available liquidity to fund growth capital In early 2010, Moody’s and Standard & Poor’s upgraded MarkWest’s credit ratings to Ba3 and BB- The primary drivers behind the ratings upgrades include MarkWest’s successful track record in executing its growth strategy, improved liquidity and strengthened balance sheet, increased fee-based operating margin, and commitment to issuing equity In April 2010, MarkWest completed a public offering of 4.9 million common units for net proceeds of approximately $142 million 2009 capital markets activities Focus was to provide financial flexibility in challenging times Without clear access to capital, continuing to find alternative sources of funding was a critical component of our growth strategy

Analyst Summary Financial Institution Target Price Rating Bank of America / Merrill Lynch $ 35.00 Buy Barclays $ 34.00 Overweight J.P. Morgan $ 33.00 Overweight Morgan Keegan $ 32.50 Market Perform Morgan Stanley $ 34.00 Equal-weight RBC Capital Markets $ 35.00 Sector Perform Stifel Nicolaus $ 32.50 Buy UBS $ 31.50 Overweight Wells Fargo Securities $ 31.50 Overweight

Long-term sustainability is a critical consideration as we evaluate our distribution decisions Distribution coverage was 1.4 times in 1Q 2010 and 1.2 times for the full-year 2009 Since going public in 2002, our CAGR for distributions is 13% Our 2010 year-to-date performance and outlook have resulted in increased DCF guidance of $200 million to $230 million Through continued investment in high-quality projects we have been winding the investment spring for the past several years As the spring begins to unwind in late 2010, we believe we are in a strong position to achieve our long-term objective to provide superior and sustainable distribution growth The Key is Sustainable Distribution Growth

Keys to Success Maintain stronghold in key resource plays with high-quality assets Execute growth projects that are well diversified across the asset base Provide best-of-class midstream services for our producer customers Preserve strong financial profile Deliver sustainable distribution growth EXECUTE, EXECUTE, EXECUTE

Questions & Answers

Appendix

($ in millions) Year ended December 31, 2009 Three months ended March 31, 2010 Net income (loss) $ (113.4) $ 26.0 Depreciation, amortization, impairment, and other non-cash operating expenses 144.4 38.6 Non-cash (earnings) loss from unconsolidated affiliates (3.5) 0.1 Contributions to unconsolidated affiliates, net of growth capital (0.4) – Gain on sale of unconsolidated affiliate (6.8) – Non-cash derivative activity 223.6 0.4 Non-cash compensation expense 3.9 3.9 Provision for income tax – deferred (50.1) (1.4) Cash adjustment for non-controlling interest of consolidated subsidiaries (8.1) (4.6) Other 10.3 2.1 Maintenance capital expenditures (7.5) (0.8) Distributable cash flow (DCF) $ 192.4 $ 64.3 Total distributions paid $ 159.8 $ 45.7 Distribution coverage ratio (DCF / Total distributions paid) 1.20x 1.41x Distribution Coverage

($ in millions) Year ended December 31, 2008 Year ended December 31, 2009 LTM ended March 31, 2010 Net income (loss) $ 204.8 $ (113.4) $ (57.7) Non-cash compensation expense 14.9 3.9 5.9 Non-cash derivative activity (263.1) 222.8 158.3 Interest expense1 72.9 94.6 99.6 Depreciation, amortization, accretion, impairments, and other non-cash operating expenses 184.3 144.4 151.0 Provision for income tax 68.8 (42.0) (28.3) Gain on sale of unconsolidated affiliate – (6.8) – Adjustment for cash flow from unconsolidated affiliates 6.5 (1.7) (9.5) Adjustment related to non-wholly owned subsidiaries (0.1) (22.6) (32.3) Adjusted EBITDA $ 289.0 $ 279.2 $ 287.0 Reconciliation of Adjusted EBITDA (1) includes interest expense derivative activity and reclassification of interest expense related to the SMR.

1515 Arapahoe Street Tower 2, Suite 700 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com